                                                                    EXHIBIT 25.1
                                                                    ------------


================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                           ---------------------------

                         International Steel Group Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                                     71-0871875
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


4020 Kinross Lakes Parkway
Richfield, Ohio                                              44286-9000
(Address of principal executive offices)                     (Zip code)

                           ---------------------------
                          6.500% Senior Notes due 2014
                       (Title of the indenture securities)

                                                      PRIMARY                                ADDRESS, INCLUDING ZIP CODE,
                                 STATE OR OTHER       STANDARD                               AND TELEPHONE NUMBER,
                                 JURISDICTION OF      INDUSTRIAL         I.R.S. EMPLOYER     INCLUDING AREA CODE, OF
EXACT NAME OF REGISTRANT AS      INCORPORATION OR     CLASSIFICATION     IDENTIFICATION      REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER         ORGANIZATION         CODE NUMBER        NUMBER              EXECUTIVE OFFICES
------------------------         ------------         -----------        ------              -----------------
ISG ACQUISITION INC.             Delaware             3310               04-3742731          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG CLEVELAND INC.               Delaware             3310               04-3634649          3060 Eggers Road
                                                                                             Cleveland, Ohio 44105
                                                                                             (216) 429-6000

ISG CLEVELAND WEST INC.          Delaware             3310               04-3634689          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG CLEVELAND WEST PROPERTIES    Delaware             3310               04-3634701          4020 Kinross Lakes Parkway
INC.                                                                                         Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG CLEVELAND WORKS RAILWAY      Delaware             3310               04-3634622          3060 Eggers Road
COMPANY                                                                                      Cleveland, Ohio 44105
                                                                                             (216) 429-6000

ISG HENNEPIN INC.                Delaware             3310               01-0649751          10726 ISG Drive
                                                                                             Hennepin, Illinois 61327
                                                                                             (815) 925-2311

ISG INDIANA HARBOR INC.          Delaware             3310               04-3631839          3001 Dickey Road
                                                                                             East Chicago, Indiana 46312
                                                                                             (219) 391-2000

ISG RIVERDALE INC.               Delaware             3310               74-3062732          13500 S. Perry Avenue
                                                                                             Riverdale, Illinois 606027
                                                                                             (708) 849-8803

ISG SOUTH CHICAGO & INDIANA      Delaware             3310               04-3634638          9746 Avenue N
HARBOR RAILWAY COMPANY                                                                       Chicago, Illinois 60617
                                                                                             (773) 768-6408

ISG WARREN INC.                  Delaware             3310               02-0573111          2234 Main Avenue S.W.
                                                                                             Warren, Ohio 44481
                                                                                             (330) 841-2803

ISG/EGL HOLDING COMPANY          Delaware             3310               75-1994274          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG BURNS HARBOR LLC             Delaware             3310               20-0653414          250 West US Highway 12
                                                                                             Burns Harbor, Indiana 46304
                                                                                             (219) 787-2120

                                                      PRIMARY                                ADDRESS, INCLUDING ZIP CODE,
                                 STATE OR OTHER       STANDARD                               AND TELEPHONE NUMBER,
                                 JURISDICTION OF      INDUSTRIAL         I.R.S. EMPLOYER     INCLUDING AREA CODE, OF
EXACT NAME OF REGISTRANT AS      INCORPORATION OR     CLASSIFICATION     IDENTIFICATION      REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER         ORGANIZATION         CODE NUMBER        NUMBER              EXECUTIVE OFFICES
------------------------         ------------         -----------        ------              -----------------
ISG LACKAWANNA LLC               Delaware             3310               20-0653717          3175 Lakeshore Road
                                                                                             Blasdell, New York 14219
                                                                                             (716) 821-1000

ISG PIEDMONT LLC                 Delaware             3310               20-0653323          2027 McLin Creek Road
                                                                                             Newton, North Carolina 28658
                                                                                             (828) 464-9214

ISG PLATE LLC                    Delaware             3310               20-0653500          139 Modena Road
                                                                                             Coatesville, Pennsylvania
                                                                                             19320
                                                                                             (717) 986-2509

ISG RAILWAYS INC                 Delaware             3310               56-2348283          250 West US Highway 12
                                                                                             Burns Harbor, Indiana 46304
                                                                                             (219) 787-2120

ISG REAL ESTATE INC.             Delaware             3310               76-0729176          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG SALES INC.                   Delaware             3310               76-0729186          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG SPARROWS POINT LLC           Delaware             3310               20-0653633          5111 North Point Road
                                                                                             Sparrows Point, Maryland
                                                                                             21219
                                                                                             (410) 388-3000

ISG STEELTON LLC                 Delaware             3310               20-0653772          215 South Front Street
                                                                                             Steelton, Pennsylvania
                                                                                             17113
                                                                                             (717) 986-2000

ISG STEELTON SERVICES LLC        Delaware             3310               41-2096678          215 South Front Street
                                                                                             Steelton, Pennsylvania
                                                                                             17113
                                                                                             (717) 986-2000

ISG VENTURE INC.                 Delaware             3310               76-0729180          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

                                                      PRIMARY                                ADDRESS, INCLUDING ZIP CODE,
                                 STATE OR OTHER       STANDARD                               AND TELEPHONE NUMBER,
                                 JURISDICTION OF      INDUSTRIAL         I.R.S. EMPLOYER     INCLUDING AREA CODE, OF
EXACT NAME OF REGISTRANT AS      INCORPORATION OR     CLASSIFICATION     IDENTIFICATION      REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER         ORGANIZATION         CODE NUMBER        NUMBER              EXECUTIVE OFFICES
------------------------         ------------         -----------        ------              -----------------
ISG TECHNOLOGIES INC.            Delaware             3310               56-2348282          116 Research Drive
                                                                                             Bethlehem, Pennsylvania
                                                                                             18015
                                                                                             (610) 694-4395

ISG HIBBING INC.                 Delaware             3310               37-1464981          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

HIBBING TACONITE HOLDING INC.    Minnesota            3310               23-2125944          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG LACKAWANNA SERVICES LLC      Delaware             3310               41-2096667          3175 Lakeshore Road
                                                                                             Blasdell, New York 14219
                                                                                             (716) 821-1000

ISG SPARROWS POINT SERVICES LLC  Delaware             3310               41-2096677          5111 North Point Road
                                                                                             Sparrows Point, Maryland
                                                                                             21219
                                                                                             (410) 388-3000

ISG PLATE SERVICES LLC           Delaware             3310               41-2096672          139 Modena Road
                                                                                             Coatesville, Pennsylvania
                                                                                             19320
                                                                                             (717) 986-2509

ISG BURNS HARBOR SERVICES LLC    Delaware             3310               41-2096671          250 West US Highway 12
                                                                                             Burns Harbor, Indiana 46304
                                                                                             (219) 787-2120

TOW PATH VALLEY BUSINESS PARK    Delaware             3310               35-2203344          4020 Kinross Lakes Parkway
DEVELOPMENT COMPANY                                                                          Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG COLUMBUS COATINGS LLC        Delaware             3310               20-0653817          1800 Watkins Road
                                                                                             Columbus, Ohio 43207
                                                                                             (614) 492-6803

ISG COLUMBUS PROCESSING LLC      Delaware             3310               81-0613446          1800 Watkins Road
                                                                                             Columbus, Ohio 43207
                                                                                             (614) 492-6803

PRISTINE RESOURCES INC.          Delaware             3310               13-4246647          219 Bethlehem Road
                                                                                             Revloc, Pennsylvania 15948
                                                                                             (330) 659-9100

                                                      PRIMARY                                ADDRESS, INCLUDING ZIP CODE,
                                 STATE OR OTHER       STANDARD                               AND TELEPHONE NUMBER,
                                 JURISDICTION OF      INDUSTRIAL         I.R.S. EMPLOYER     INCLUDING AREA CODE, OF
EXACT NAME OF REGISTRANT AS      INCORPORATION OR     CLASSIFICATION     IDENTIFICATION      REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER         ORGANIZATION         CODE NUMBER        NUMBER              EXECUTIVE OFFICES
------------------------         ------------         -----------        ------              -----------------
TECUMSEH REDEVELOPMENT INC.      Delaware             3310               01-0649791          4020 Kinross Lakes Parkway
                                                                                             Richfield, Ohio 44286-9000
                                                                                             (330) 659-9100

ISG CHICAGO COLD ROLLING LLC     Delaware             3310               20-0653898          1000 E. Boundary Road
                                                                                             Portage, Indiana 46368
                                                                                             (219) 787-9444

HIBBING LAND CORPORATION         Delaware             3310               23-1987059          c/o Hibbing Taconite
                                                                                             PO Box 589
                                                                                             Hibbing, Minnesota 55746
                                                                                             (218) 262-5900

ISG WEIRTON INC.                 Delaware             3310               56-2435202          400 Three Springs Drive
                                                                                             Weirton, West Virginia 26062
                                                                                             (304) 797-2000

ISG GEORGETOWN INC.              Delaware             3310               20-1268535          420 Hazard Street
                                                                                             Georgetown, South Carolina 29440
                                                                                             (843) 546-2525


================================================================================

1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

---------------------------------------------------------------- --------------------------------------------

                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------

     Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y.  10006,
                                                              and Albany, N.Y. 12203

     Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y.  10045

     Federal Deposit Insurance Corporation                    Washington, D.C.  20429

     New York Clearing House Association                      New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d) .

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of August, 2004.


                                   THE BANK OF NEW YORK


                                   By:  /s/ Kisha A. Holder
                                        ------------------------------------
                                         Name:  Kisha A. Holder
                                         Title: Assistant Vice President

                                                                       EXHIBIT 7

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .......      $  2,954,963
   Interest-bearing balances ................................        10,036,895
Securities:
   Held-to-maturity securities ..............................         1,437,899
   Available-for-sale securities ............................        20,505,806
Federal funds sold and securities purchased under
   agreements to resell .....................................
   Federal funds sold in domestic offices ...................         5,482,900
   Securities purchased under agreements to
   resell ...................................................           838,105
Loans and lease financing receivables:

   Loans and leases held for sale ...........................            48,034
   Loans and leases, net of unearned
     income .................................................        38,299,913
   LESS: Allowance for loan and
     lease losses ...........................................           594,926
   Loans and leases, net of unearned
     income and allowance ...................................        37,704,987
Trading Assets ..............................................         2,986,727
Premises and fixed assets (including capitalized
   leases) ..................................................           957,249
Other real estate owned .....................................               374
Investments in unconsolidated subsidiaries and
   associated companies .....................................           246,280
Customers' liability to this bank on acceptances
   outstanding ..............................................           251,948
Intangible assets
   Goodwill .................................................         2,699,812
   Other intangible assets ..................................           755,311

Other assets ................................................         7,629,093
                                                                   ------------
Total assets ................................................      $ 94,536,383
                                                                   ============

LIABILITIES
Deposits:
   In domestic offices ......................................      $ 36,481,716
   Noninterest-bearing ......................................        15,636,690
   Interest-bearing .........................................        20,845,026
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs .................................        25,163,274
   Noninterest-bearing ......................................           413,981
   Interest-bearing .........................................        24,749,293
Federal funds purchased and securities sold under
     agreements to repurchase ...............................
   Federal funds purchased in domestic
     offices ................................................           898,340
   Securities sold under agreements to
     repurchase .............................................           721,016
Trading liabilities .........................................         2,377,862
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ................................        10,475,320
Not applicable

Bank's liability on acceptances executed and
   outstanding ..............................................           254,569
Subordinated notes and debentures ...........................         2,422,807
Other liabilities ...........................................         7,321,226
                                                                   ------------
Total liabilities ...........................................      $ 86,116,130
                                                                   ============
Minority interest in consolidated
   subsidiaries .............................................           139,967

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ..................................................                 0
Common stock ................................................         1,135,284
Surplus .....................................................         2,082,308
Retained earnings ...........................................         5,118,989
Accumulated other comprehensive income ......................           (56,295)
Other equity capital components .............................                 0
                                                                   ------------
Total equity capital ........................................         8,280,286
                                                                   ------------
Total liabilities, minority interest, and equity capital ....      $ 94,536,383
                                                                   ============

      I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

      We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                       Directors
Alan R. Griffith